EXHIBIT 10.3

REVOLVING CREDIT NOTE
April 30, 2013

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and collectively, the “Borrowers”), hereby promises to pay to Webster Bank, N.A., or registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Revolving Loan from time to time made by the Lender to the Borrowers under that certain Credit Agreement, dated as of April 30, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrowers, the Lenders from time to time party thereto, and Webster Bank, N.A., as Administrative Agent.

Each Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement.  All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement, and the holder is entitled to the benefits thereof.  Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Revolving Credit Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

Each Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Credit Note.

Delivery of an executed counterpart of a signature page of this Revolving Credit Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Revolving Credit Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BORROWERS: GLOBAL TELECOM & TECHNOLOGY, INC.
By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

NLAYER COMMUNICATIONS, INC.

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

PACKETEXCHANGE (USA), INC.

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

[Signature Page to Revolving Credit Note]

PACKETEXCHANGE INC.

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

TEK CHANNEL CONSULTING, LLC

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

WBS CONNECT LLC

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

COMMUNICATION DECISIONS-SNVC, LLC

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

CORE180, LLC

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

ELECTRA LTD.

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

[Signature Page to Revolving Credit Note]

IDC GLOBAL, INC.

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

[Signature Page to Revolving Credit Note]

NT NETWORK SERVICES, LLC

By:	/s/ Chris McKee
Name: Chris McKee
Title: General Counsel

[Signature Page to Revolving Credit Note]